SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): February 6, 2019

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BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 6, 2019, the Company held its 2019 Annual Meeting of Stockholders. A total of 28,832,791 shares were represented in person or by valid proxy at the annual meeting and the Company’s stockholders took the following actions:

1.    Election of Directors. Stockholders elected Elizabeth S. Acton, Laurent Alpert, Brian C. Beazer, Peter G. Leemputte, Allan P. Merrill, Peter M. Orser, Norma A. Provencio, Danny R. Shepherd and Stephen P. Zelnak, Jr. to serve as directors until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified. The vote totals for each of these individuals is as set forth below:

Director	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Elizabeth S. Acton	23,687,002	517,853	110,079	4,517,857
Laurent Alpert	23,046,101	1,157,801	111,032	4,517,857
Brian C. Beazer	23,027,372	1,178,355	109,207	4,517,857
Peter G. Leemputte	23,122,358	1,082,849	109,727	4,517,857
Allan P. Merrill	23,589,257	616,055	109,622	4,517,857
Peter M. Orser	23,637,959	567,438	109,537	4,517,857
Norma A. Provencio	23,590,956	613,962	110,016	4,517,857
Danny R. Shepherd	23,639,060	565,749	110,125	4,517,857
Stephen P. Zelnak, Jr.	23,107,524	1,097,926	109,484	4,517,857

2.    Ratification of Independent Accountants. Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019. The vote totals were 28,256,077 shares for, 518,697 shares against and 58,017 share abstentions.

3.    Vote on Compensation of Named Executive Officers. Stockholders approved the compensation paid to the Company’s named executive officers for the fiscal year ending September 30, 2018. The vote totals were 21,043,436 shares for, 3,091,455 shares against, 180,043 share abstentions and 4,517,857 broker non-votes.

4.    Amendment of Company's Amended and Restated Certificate of Incorporation. Stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation. The vote totals were 22,259,692 shares for, 2,003,623 shares against, 51,619 share abstentions and 4,517,857 broker non-votes.

5.    Approval of a new Section 382 Rights Agreement. Stockholders approved a new Section 382 Rights Agreement to become effective upon expiration of the Company's existing Section 382 Rights Agreement. The vote totals were 21,138,565 shares for, 3,035,458 shares against, 140,911 share abstentions and 4,517,857 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: February 6, 2019	By:	/s/ Keith L. Belknap
Keith L. Belknap Executive Vice President, General Counsel and Corporate Secretary